EXHIBIT 10.53


               FIRST AMENDMENT TO RETIREMENT PLAN FOR DIRECTORS
               ------------------------------------------------

     This First Amendment to Retirement Plan for Directors (this "Amendment") is executed by Triton Energy Limited, a Cayman Islands company ("Triton"), as of January 13, 1998.

                               R E C I T A L S:
                               ---------------

     A. Triton (through its predecessor company) has adopted the Amended and Restated Retirement Plan for Directors (the "Plan"); and

     B. The Board of Directors has adopted certain amendments to the Plan effective as of January 13, 1998.

     NOW,  THEREFORE,  the  Plan  is  amended  in  the  following  respects:

     1.          Section  5  is  amended  to  read in its entirety as follows:

     "5. Amount of Benefits. The total benefits payable hereunder to a Dorector for each fiscal year that he receives benefits hereunder shall be equal to $25,000."

     2. Except as amended by the provisions of this Amendment, all other provisions of the Plan remain in full force and effect.

     IN WITNESS WHEREOF, Triton Energy Limited has caused this Amendment to be executed by its duly authorized officer effective as of the date and year first above written.


                              TRITON  ENERGY  LIMITED


                              By:_________________________________